SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: November 25, 1998
                       (Date of earliest event reported)


                             NATHAN'S FAMOUS, INC.
             (Exact Name of Registrant as Specified in its Charter)





         Delaware                 1-3189                      11-3166443
------------------------       ------------              -------------------
(State of Incorporation)       (Commission                (I.R.S. Employer
                               File Number)              Identification No.)


1400 Old Country Road, Westbury, New York                       11590
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number including area code          (516) 338-8500
                                                            -------------



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(Former name or former address, if changed since last report.)

ITEM 2.   Acquisition or Disposition of Assets
          ------------------------------------

     1. (a) On November 25, 1998, Nathan's acquired 8,121,000 Shares of Miami Subs Corporation ("MSC") in a private purchase transaction from Gus Boulis in consideration of the sum of $4,200,000. The 8,121,000 Shares are approximately 30% of the issued and outstanding shares of MSC. In connection with its acquisition of the 8,121,000 Shares, Nathan's and MSC entered into a letter agreement ("Letter Agreement") which contemplates the execution and delivery by Nathan's and MSC of a Merger Agreement which will provide for the merger of MSC with and into Nathan's (the "Transaction") and the payment to the stockholders of MSC in common stock and warrants of Nathan's (the "Transaction Consideration). The Transaction Consideration for each share of Common Stock of MSC shall consist of (a) a fraction of a share of common stock of Nathan's having a market price of $.517 per share at closing; provided that Nathan's shall not be required to issue more than one share of its common stock for each eight shares of common stock of MSC; and (b) warrants to acquire Nathan's common stock at an exercise price of $6.00 per share at the rate of one warrant for each four shares of Nathan's common stock received by MSC's stockholders in the Transaction.

      (b) MSC's facilities are used by it in the operation of its restaurants, and the Registrant will continue such operations, including under leases thereof.

ITEM 7. Financial Statements, Pro Forma Financial
        Information and Exhibits
        -----------------------------------------
      (a) Financial Statements of Business Acquired. Since it is impractical to provide the required financial statements at this time, the Company will file the required financial statements on Form 8-K/A as soon as practicable, but not later than sixty days after the required filing date of this report.

      (b) Pro forma Financial Information. Any required pro forma financial information also will be filed on Form 8-K/A within sixty days after the required filing date of this report.

      (c)  Exhibits.

     (1) Stock Purchase Agreement among Gus Boulis, Miami Subs Corporation and Nathan's Famous, Inc. dated as of November 25, 1998 (incorporated by reference to Registrant's Schedule 13D dated November 25, 1998).

     (2)  Letter  Agreement  between  Nathan's  Famous,   Inc.  and  Miami  Subs
Corporation (incorporated by reference to Registrant's Schedule 13D dated November 25, 1998).

                                    SIGNATURE
                                    ----------
  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Nathan's Famous, Inc.



                                   By: /s/ Wayne Norbitz
                                      ---------------------------------
                                   Wayne Norbitz
                                   President and Chief Operating Officer

Date: December 30, 1998